Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2018	Dec. 31, 2017
Subsequent Events

(17) Subsequent Events

Subsequent events have been evaluated from the balance sheet date through the date in which the unaudited condensed consolidated financial statements were available to be issued.

Scenario, Previously Reported
Subsequent Events

(4) Subsequent events

The Company has evaluated subsequent events through April 25, 2018, the date the financial statements were issued. The Company did not note any subsequent events requiring disclosure or adjustments to the financial statements.

Predecessor
Subsequent Events

(16) Subsequent events

Subsequent events have been evaluated from the balance sheet date through April 25, 2018, the date in which the consolidated financial statements were available to be issued.

In March 2018, the Company purchased the remaining 38% non-controlling interest of a majority-held subsidiary. Due to the limited time since the purchase, the initial accounting for the transaction, and its impact on the Company’s equity balances, is incomplete. As a result, the Company is unable to provide amounts recognized as of the acquisition date resulting from the transaction. The purchase price is $11.2 million on the date of closing, with an additional $3.7 million to be paid on the one year anniversary of the closing. Additionally, the Company has sold to the sellers of the minority interest the remaining 33.3% of the outstanding shares of a minority held subsidiary. The information will be included in the report for the year ending December 31, 2018.

In April 2018, the Company entered into a second incremental amendment agreement to the first lien credit facility, pursuant to which existing term loan credit facility was increased to $665.0 million.